UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07540

Global High Income Fund Inc.

(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York 10019-6028

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management
1285 Avenue of the Americas
New York, NY 10019-6028
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq.
Dechert LLP
1900 K Street, N.W.
Washington, DC 20006

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2013

Item 1. Reports to Stockholders.

Closed-end funds	Annual Report

Global High Income Fund Inc.
Annual Report
October 31, 2013

Global High Income Fund Inc.:
Managed distribution policy—key points to note

  The Fund has a managed distribution policy. Effective June 2012, the Fund makes regular monthly distributions at an annualized rate equal to 7% of the Fund’s net asset value, as determined as of the last trading day during the first week of a month (usually a Friday, unless the NYSE is closed that day). (From August 2009 through the monthly distribution for May 2012, the annualized rate had been 8% (which, consistent with the policy, in any given month may have been comprised of a combination of net investment income, short- and/or long-term capital gains, and/or a return of capital)).

  To the extent that the Fund’s taxable income in any fiscal year exceeds the aggregate amount distributed based on a fixed percentage of its net asset value, the Fund would make an additional distribution in the amount of that excess near the end of the fiscal year. To the extent that the aggregate amount distributed by the Fund (based on a percentage of its net assets) exceeds its current and accumulated earnings and profits, the amount of that excess would constitute a return of capital or net realized capital gains for tax purposes. A return of capital may occur, for example, when some or all of the money that shareholders invested in the Fund is deemed to be paid back to shareholders. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

  You should not draw any conclusions about the Fund’s investment performance from the amount of the monthly distribution or from the terms of the Fund’s managed distribution policy.

  The Fund periodically issues notices and press releases estimating the source characteristics of its monthly distributions. The estimated amounts and sources reported in these materials are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099- DIV (or your financial intermediary should provide you with similar information) for the calendar year that will tell you how to report these distributions for federal income tax purposes.

  The Fund’s Board may change or terminate the managed distribution policy at any time without prior notice to Fund shareholders; any such change or termination may have an adverse effect on the market price for the Fund’s shares.

  Further information regarding the Fund’s managed distribution policy is contained in the section captioned “Distribution policy” towards the end of this report.

Global High Income Fund Inc.

December 13, 2013

Dear Shareholder,
We present you with the annual report for Global High Income Fund (the “Fund”) for the 12 months ended October 31, 2013.

Portfolio performance
For the 12 months ended October 31, 2013, the Fund declined 4.81% on a net asset value basis and declined 11.11% on a market price basis. In comparison, the Fund’s benchmark, the Global High Income Fund Index (the “Index”), declined 2.07%. Over the same period, the Fund’s Lipper Emerging Markets Hard Currency Debt Funds peer group median declined 3.63% on a net asset value basis and declined 9.54% on a market price basis. (For more performance information, including a description of the Index, please refer to “Performance at a glance’’ on page 5.)

The Fund did not use structural leverage during the reporting period. This means, the Fund did not have preferred stock outstanding or borrow from banks for investment purposes, as some of its peers may have done. Leverage magnifies returns on both the upside and on the downside and creates a wider range of returns within the Fund’s peer group.

The Fund generally traded at a discount to its net asset value (“NAV”), although the discount widened further during the second half of the reporting period. On the last trading day of the preceding fiscal year, which ended October 31, 2012, the Fund traded at a discount of 5.3%. At the close of the current fiscal period, October 31, 2013, the Fund traded at a discount of 12.1%. As of the same dates, the Lipper peer group reported median discounts of 5.1% and 10.9%, respectively.

Global High Income
Fund Inc.

Investment goals:
Primarily, high level of
current income; secondarily,
capital appreciation

Portfolio management:
Portfolio management team,
including Uwe Schillhorn
UBS Global Asset
Management (Americas) Inc.

Commencement:
October 8, 1993

NYSE symbol:
GHI

Distribution payments:
Monthly

A fund trades at a premium when the market price at which its shares trade is more than its NAV per share. Alternatively, a fund trades at a discount when the market price at which its shares trade is less than its NAV per share. The market price is the price the market is willing to pay for shares of a fund at a given time, and may be influenced by a range of factors, including supply and demand and market conditions. NAV per share is determined by dividing the value of the Fund’s securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.

Market commentary
Despite a strong finish, the emerging markets debt asset class generated weak results during the reporting period as a whole. The asset class rallied during the first two months of the 12-month period, driven by improving economic conditions in the US and signs that China’s economy was stabilizing. Investor sentiment was also lifted by further monetary policy accommodation by the Federal Reserve Board (the “Fed”) and European Central Bank (“ECB”). The asset class then declined during the next three months as global growth moderated, US Treasury yields increased and commodity prices declined. A strong rally in April helped the asset class post a modest gain for the first half of the reporting period.

However, April’s rally proved to be only a temporary respite, as the asset class sharply fell during three of the next four months, largely driven by indications from the Fed that it may begin tapering its asset purchase program sooner than previously expected. This caused Treasury yields to surge higher and many risk assets, including emerging markets debt and local emerging market currencies, to sizably underperform. Disappointing economic data from China and falling commodity prices further exacerbated weakening investor sentiment.

1

Global High Income Fund Inc.

At the end of the reporting period, particularly from mid-September through October, the asset class recovered some of its losses, as the Fed surprised the market by delaying its asset purchase tapering. This resulted in the decline of US Treasury yields and bolstered the demand for risk assets, including emerging markets debt and currencies.

During the 12 months ended October 31, 2013, US dollar-denominated emerging markets debt, as measured by the JP Morgan Emerging Markets Bond Index Global (EMBI Global), declined 2.58%. Local market investments (in other words, emerging markets debt denominated in the currency of the issuer) fell 1.60%, as measured by the JP Morgan Government Bond Index-Emerging Markets Global Diversified (GBI-EM Global Diversified).

Portfolio commentary
What worked

  An overweight to Argentine US dollar-denominated debt was beneficial for performance. After generating weak results during the first half of the reporting period, our overweight to Argentina was rewarded, as the period progressed. In particular, our decision to emphasize short duration Argentinean debt that was not tied to the longstanding dispute between holdouts from the country’s 2001 sovereign default aided the Fund’s performance.

  The Fund’s positioning in Indonesia, particularly our underweight to Indonesian local debt was additive for results.

  Active management of the Fund’s exposure in local Turkish debt enhanced results. We tactically adjusted the Fund’s exposure during the reporting period, particularly eliminating our underweight position to Turkish local debt mid-summer on market weakness, followed by taking profits and closing out the overweight in October.

  Although, overall, the US dollar-denominated emerging markets debt asset class declined during the reporting period, the Fund’s overweight exposure to US dollar-denominated debt of Montenegro and Albania was beneficial for results. As the spreads in those markets narrowed during the reporting period, and neither country is included in the GBI-EM Global Diversified, our positions modestly contributed to returns.

What didn’t work

  Overweights to certain local bonds were negative for performance.
–	The largest detractor from the Fund’s performance was an overweight to longer duration local Brazilian inflation-linked bonds. As yields of these bonds substantially increased, and the bonds don’t mature until 2045, their prices went down significantly.

–	The Fund’s overweights to Thai and Indian local debt were detrimental given their poor performance.

  An overweight to Mongolia was not rewarded. Demand was weak as coal prices, a key commodity in the country, declined in the summer of 2013.

  The Fund’s overweight to Sri Lanka hurt performance. While fundamentals in the country were relatively stable, debt sold off during the second half of the reporting period given weak demand and poor liquidity.

  Our overweight to local currencies detracted from performance. Local currencies, as a whole, depreciated versus the US dollar during the reporting period. Among the Fund’s weakest performers were its overweights to the Indian rupee and South African rand.
2

Global High Income Fund Inc.

Portfolio adjustments

  Several adjustments were made to the portfolio during the reporting period.
–	The Fund’s allocation to local currencies was reduced during the summer, although we remained overweight versus the Index.

–	We tactically adjusted the Fund’s allocation to US dollar-denominated debt toward the end of August and early September by increasing our exposure in a number of countries, including Turkey, Indonesia and India, that had been hit hard during the sell-off earlier in the summer. This was beneficial, as their spreads[1] subsequently narrowed during the rally in September and October. We then took gains and reduced some of those positions late in September and October.

Use of derivatives
  The Fund continued to utilize a number of instruments to manage its overall currency exposure. Currency forwards and currency options were among the most commonly utilized derivative instruments. (A currency forward is an agreement between two parties to exchange a certain amount in currencies at a certain rate at a future date.) During the reporting period, the Fund’s overall currency management strategy detracted from results.

  The Fund used various types of credit-related instruments to manage its credit risk across emerging markets. Credit default swaps (a type of credit derivative), credit linked notes (notes structured to provide exposure to an underlying bond or asset) and, to a lesser extent, total return swaps were utilized to adjust the Fund’s exposure to the debt of certain emerging markets countries. Whereas credit default swaps were generally used to adjust the Fund’s US dollar-denominated debt exposure, the other instruments were employed almost exclusively to gain access to various local markets. The overall management of US dollar-denominated assets, including derivatives, modestly contributed to performance while local market exposure generally detracted from results.

  The Fund engaged in interest rate related derivative instruments, including but not limited to, futures and swaps. Credit linked notes also played a role in adjusting the Fund’s exposure to local yields. Overall, duration and yield curve management provided mixed results during the reporting period.

Outlook
We have a neutral near-term outlook for the emerging markets asset class. Current account deficits in some developing countries, such as India, Turkey and Indonesia, have risen in recent months and pressured their currencies. This pressure could lead to slightly higher inflation in those countries, as well as in South Africa and Brazil, given their weaker currencies. Finally, uncertainties regarding the timing and magnitude of the Fed’s tapering could result in periods of heightened volatility.

However, we maintain our positive long-term outlook for the emerging markets asset class. While economic expansions of emerging market countries have decelerated somewhat, growth in developing countries should remain higher than in their developed country counterparts. In addition, emerging markets debt-to-gross domestic product ratios and fiscal budgets are relatively more attractive. We also believe that supply/demand technicals should be supportive and lead to spread tightening over time.

[1] “Spread” is the difference between the yields paid on a government bond (such as US Treasuries) and a security of a different quality, but with the same or similar maturity. When spreads widen, it implies the market is factoring in greater risk of default for the lower rated security; conversely, when spreads tighten, the market is factoring in less risk. Such movements in spreads generally result in changes in market prices for such securities.

3

Global High Income Fund Inc.

We thank you for your continued support and welcome any comments or questions you may have. For additional information regarding your fund, please contact your financial advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Mark E. Carver	Uwe Schillhorn, CFA
President	Portfolio Management Team Member
Global High Income Fund Inc.	Global High Income Fund Inc.
Managing Director	Managing Director
UBS Global Asset Management	UBS Global Asset Management
(Americas) Inc.	(Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended October 31, 2013. The views and opinions in the letter were current as of December 13, 2013. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Investing in the Fund entails specific risks, such as interest rate, credit and the risks associated with investing in the securities of non-US issuers, including those located in emerging market countries. The value of the Fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Further detailed information regarding the Fund, including a discussion of principal objectives, principal investment strategies and principal risks, may be found in the fund overview located at http://www.ubs.com/closedendfundsinfo. You may also request copies of the fund overview by calling the Closed-End Funds Desk at 888-793 8637.

4

Global High Income Fund Inc.

Performance at a glance (unaudited)
Average annual total returns for periods ended 10/31/13

Net asset value returns	1 year	5 years	10 years
Global High Income Fund Inc.	(4.81)%	12.98%	8.52%
Lipper Emerging Markets Hard Currency Debt Funds	(3.63)	14.97	9.14
Market price returns
Global High Income Fund Inc.	(11.11)%	14.65%	6.19%
Lipper Emerging Markets Hard Currency Debt Funds	(9.54)	18.15	8.57
Index returns
Global High Income Fund Index[1]	(2.07)%	12.74%	9.06%
J.P. Morgan Emerging Markets Bond
Index Global (EMBI Global)[2]	(2.58)	14.15	8.94

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s net asset value (“NAV”) returns assume, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund’s market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and other distributions, if any, or on the sale of Fund shares.

[1] The Global High Income Fund Index is an unmanaged index compiled by UBS Global Asset Management (Americas) Inc. constructed as follows: from the Fund’s inception until 12/31/93: 100% J.P. Morgan Emerging Markets Bond Index (EMBI); from 01/01/94 to 11/05/06: 100% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global); from 11/06/06 to 03/31/08: 70% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 30% J.P. Morgan Government Bond Index-Emerging Markets Diversified (GBI-EM Diversified); from 04/01/08 to 05/31/08: 50% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 50% J.P. Morgan Government Bond Index-Emerging Markets Diversified (GBI-EM Diversified); from 06/01/08 to present: 50% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 50% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified (GBI-EM Global Diversified). Investors should note that indices do not reflect the deduction of fees and expenses.

[2] The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group. Lipper classifies the Fund in its “Emerging Markets Hard Currency Debt Funds” category, which includes both leveraged and non-leveraged closed-end funds that seek either current income or total return by investing primarily in emerging market debt securities.

Any Fund performance information reflects the deduction of the Fund’s fees and expenses, as indicated in shareholder reports, such as investment advisory and administration fees, custody fees, exchange listing fees, etc. It does not reflect any transaction charges that a shareholder may incur when (s)he buys or sells shares (e.g., a shareholder’s brokerage commissions).

Investing in the Fund entails specific risks, such as interest rate risk and the risks associated with investing in the securities of issuers in emerging market countries. The value of the Fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in emerging market issuers may decline in value because of unfavorable government actions, greater risks of political instability or the absence of accurate information about emerging market issuers. Further detailed information regarding the Fund, including a discussion of principal objectives, principal investment strategies and principal risks, may be found in the fund overview located at http://www.ubs.com/closedendfunsinfo. You may also request copies of the fund overview by calling the Closed-End Funds Desk at 888-793 8637.

5

Global High Income Fund Inc.

Portfolio statistics (unaudited)

Characteristics[1]	10/31/13	04/30/13	10/31/12
Net asset value	$11.93	$13.62	$13.45
Market price	$10.49	$12.94	$12.74
12-month dividends/distributions	$0.9034	$0.9457	$0.9889
Monthly dividend/distribution at period-end	$0.0686	$0.0785	$0.0792
Net assets (mm)	$257.6	$294.0	$290.4
Weighted average maturity (yrs.)	10.4	10.7	11.2
Duration (yrs.)[2]	6.0	6.9	7.2

Currency exposure[3]	10/31/13	04/30/13	10/31/12
US dollar denominated	53.4%	48.4%	53.4%
Foreign denominated	46.6	51.6	46.6
Total	100.0%	100.0%	100.0%

Top ten countries (bond holdings)[4]	10/31/13		04/30/13		10/31/12
Brazil	12.0%	Brazil	13.4%	Brazil	12.1%
Turkey	7.9	Russia	7.3	Russia	7.7
Indonesia	6.7	Turkey	6.3	Indonesia	7.2
Russia	6.6	Indonesia	5.9	Turkey	6.1
Venezuela	5.1	Mexico	5.8	Mexico	5.5
Mexico	4.8	Venezuela	5.3	Venezuela	5.3
Poland	3.7	India	4.6	India	5.0
India	3.6	South Africa	4.2	South Africa	4.9
Malaysia	3.6	Malaysia	4.0	Peru	3.4
Thailand	3.4	Sri Lanka	3.5	Poland	2.8
	57.4%		60.3%		60.0%

Credit quality[5]	10/31/13	04/30/13	10/31/12
AA	0.9%	0.8%	2.6%
A	16.7	9.5	7.9
BBB	18.4	18.6	19.6
BB	10.7	11.3	13.8
B	10.7	11.1	10.4
Non-rated	35.7	46.2	39.7
Cash equivalents	4.2	0.3	3.8
Other assets less liabilities	2.7	2.2	2.2
Total	100.0%	100.0%	100.0%

[1] Prices and other characteristics will vary over time.
[2] Duration is a measure of price sensitivity of a fixed income investment or portfolio (expressed as % change in price) to a 1 percentage point (i.e., 100 basis points) change in interest rates, accounting for optionality in bonds such as prepayment risk and call/put features.
[3] Exposure represents a percentage of market value as of the dates indicated.
[4] Weightings represent percentage of net assets as of the dates indicated. The Fund’s portfolio is actively managed, and its composition will vary over time.
[5] Weightings represent percentages of net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on those assigned by Standard & Poor’s Financial Services LLC, a part of McGraw-Hill Financial (“S&P”), to individual portfolio holdings. S&P is an independent ratings agency. Ratings reflected represent S&P individual debt issue credit ratings. While S&P may provide a credit rating for a bond issuer (e.g., a specific company or country); certain issues, such as some sovereign debt, may not be covered or rated and therefore are reflected as non-rated for the purposes of this table. Credit ratings range from AAA, being the highest, to D, being the lowest, based on S&P’s measures; ratings of BBB or higher are considered to be investment grade quality. Unrated securities do not necessarily indicate low quality. Further information regarding S&P’s rating methodology may be found on its website at www.standardandpoors.com. Please note that references to credit quality made in the commentary above reflect ratings based on multiple providers (not just S&P) and thus may not align with the data represented in this table.

6

Global High Income Fund Inc.

Industry diversification (unaudited)
As a percentage of net assets
As of October 31, 2013
Bonds
Corporate bonds
Building products	0.08%
Capital markets	0.16
Commercial banks	6.44
Construction materials	0.15
Diversified financial services	2.53
Electric utilities	1.25
Electrical equipment	1.33
Food & staples retailing	0.08
Machinery	0.45
Metals & mining	0.66
Oil, gas & consumable fuels	4.47
Paper & forest products	0.21
Road & rail	0.87
Specialty retail	0.25
Total corporate bonds	18.93
Non-US government obligations	67.10
Convertible bond	1.38
Structured notes	5.63
Total bonds	93.04
Short-term investment	4.22
Options purchased	0.03
Total investments	97.29
Cash and other assets, less liabilities	2.71
Net assets	100.00%

7

Global High Income Fund Inc.
Portfolio of investments—October 31, 2013

	Face amount		Value
Bonds—93.04%
Corporate bonds—18.93%
Argentina—0.05%
WPE International
Cooperatief UA,
10.375%, due 09/30/20[1]		$200,000	$134,000
Brazil—2.44%
Banco do Brasil SA,
5.875%, due 01/26/22[2]		1,900,000	1,897,625
Caixa Economica Federal,
2.375%, due 11/06/17[2]		200,000	189,250
Centrais Eletricas Brasileiras SA,
5.750%, due 10/27/21[1]		2,200,000	2,156,000
5.750%, due 10/27/21[2]		500,000	490,000
State of Minas Gerais,
5.333%, due 02/15/28[2]		1,600,000	1,560,000
			6,292,875
China—0.68%
China Automation Group Ltd.,
7.750%, due 04/20/16		1,150,000	1,158,625
China Liansu Group
Holdings Ltd.,
7.875%, due 05/13/16[1]		200,000	211,000
China Shanshui Cement
Group Ltd.,
10.500%, due 04/27/17[1]		360,000	390,600
			1,760,225
Costa Rica—0.19%
Banco Nacional de Costa Rica,
6.250%, due 11/01/23[2]		500,000	497,500
Croatia—0.09%
Agrokor DD,
8.875%, due 02/01/20[2]		200,000	217,020
Czech Republic—0.20%
EP Energy AS,
5.875%, due 11/01/19[2]	EUR	350,000	515,007
India—0.12%
Indian Oil Corp., Ltd.,
5.625%, due 08/02/21[1]		$300,000	301,464
Indonesia—1.10%
Majapahit Holding BV,
7.250%, due 06/28/17[2]		100,000	112,750
Pertamina Persero PT,
4.300%, due 05/20/23[2]		200,000	183,000
5.625%, due 05/20/43[2]		1,000,000	847,500
6.000%, due 05/03/42[2]		1,700,000	1,504,500
6.500%, due 05/27/41[1]		200,000	188,000
			2,835,750
Kazakhstan—0.80%
Development Bank of
Kazakhstan JSC,
5.500%, due 12/20/15[2]		264,000	278,520
Kazakhstan Temir Zholy
Finance BV,
6.950%, due 07/10/42[1]		350,000	366,625
6.950%, due 07/10/42[2]		750,000	785,625
KazMunayGas National Co.,
5.750%, due 04/30/43[2]		700,000	637,000
			2,067,770
Malaysia—1.69%
Malayan Banking Bhd,
3.250%, due 09/20/22[1,3]		4,400,000	4,361,852
Mexico—1.26%
Comision Federal de
Electricidad,
5.750%, due 02/14/42[2]		500,000	471,250
Grupo Papelero Scribe SA,
8.875%, due 04/07/20[1]		550,000	544,500
Pemex Project Funding
Master Trust,
6.625%, due 06/15/35		2,050,000	2,224,250
			3,240,000
Peru—0.53%
Banco de Credito del Peru,
5.375%, due 09/16/20[1]		900,000	950,400
Fondo MIVIVIENDA SA,
3.500%, due 01/31/23[2]		450,000	412,875
			1,363,275
Philippines—1.33%
Power Sector Assets & Liabilities
Management Corp.,
9.625%, due 05/15/28		2,360,000	3,416,100
Russia—2.03%
RSHB Capital SA for OJSC
Russian Agricultural Bank,
7.125%, due 01/14/14[2]		300,000	303,186
SB Capital SA,
5.180%, due 06/28/19[1]		550,000	583,605
5.717%, due 06/16/21[1]		330,000	353,001
VEB Finance Ltd.,
6.025%, due 07/05/22[1]		1,400,000	1,485,750
6.025%, due 07/05/22[2]		200,000	212,250
6.800%, due 11/22/25[1]		900,000	981,000
6.800%, due 11/22/25[2]		1,000,000	1,090,000
6.902%, due 07/09/20[2]		200,000	225,000
			5,233,792

8

Global High Income Fund Inc.
Portfolio of investments—October 31, 2013

	Face amount		Value
Bonds—(continued)
Corporate bonds—(concluded)
Singapore—0.35%
Oversea-Chinese Banking
Corp. Ltd.,
3.150%, due 03/11/23[1,3]		$900,000	$906,894
South Africa—0.68%
Edcon Pty Ltd.,
9.500%, due 03/01/18[1]		300,000	301,818
9.500%, due 03/01/18[2]		350,000	352,121
Transnet Ltd., Series 2,
10.000%, due 03/30/29	ZAR	12,000,000	1,089,506
			1,743,445
Sri Lanka—0.37%
National Savings Bank,
8.875%, due 09/18/18[2]		$900,000	951,750
Turkey—1.52%
Export Credit Bank of Turkey,
5.375%, due 11/04/16[2]		700,000	729,750
5.875%, due 04/24/19[2]		400,000	418,500
Turkiye Halk Bankasi AS,
3.875%, due 02/05/20[1]		2,150,000	1,961,875
4.875%, due 07/19/17[2]		800,000	812,000
			3,922,125
Ukraine—1.11%
Biz Finance PLC,
11.000%, due 02/03/14[4]	UAH	15,000,000	1,694,708
Nak Naftogaz Ukraine,
9.500%, due 09/30/14		$1,220,000	1,160,525
			2,855,233
United Arab Emirates—0.70%
IPIC GMTN Ltd.,
5.500%, due 03/01/22[1]		1,620,000	1,798,200
Venezuela—1.69%
Petroleos de Venezuela SA,
5.250%, due 04/12/17[1]		530,000	424,000
8.500%, due 11/02/17[1]		780,000	700,440
8.500%, due 11/02/17[2]		1,500,000	1,347,000
9.000%, due 11/17/21[1]		120,000	97,744
9.750%, due 05/17/35[1]		2,350,000	1,780,125
			4,349,309
Total corporate bonds
(cost $48,551,225)			48,763,586
Non-US government obligations—67.10%
Albania—0.99%
Republic of Albania,
7.500%, due 11/04/15	EUR	1,800,000	2,561,699
Argentina—2.26%
Republic of Argentina,
0.00%, due 12/15/35[5]		2,200,000	249,419
0.00%, due 12/15/35[5]		$14,290,000	1,257,520
0.00%, due 12/15/35[5]		15,601,737	1,357,351
7.000%, due 10/03/15		1,000,000	943,556
Series X,
7.000%, due 04/17/17		1,450,000	1,263,353
Series 1,
8.750%, due 06/02/17		872,897	759,420
			5,830,619
Belarus—1.83%
Republic of Belarus,
8.750%, due 08/03/15[1]		4,550,000	4,561,375
8.950%, due 01/26/18[1]		150,000	148,875
			4,710,250
Brazil—9.56%
Federative Republic of Brazil,
5.625%, due 01/07/41		750,000	761,250
6.000%, due 08/15/50[6]	BRL	2,585,000	2,746,208
Letras do Tesouro Nacional,
6.891%, due 04/01/14[7]		8,650,000	3,712,019
Notas do Tesouro Nacional,
Series B,
6.000%, due 08/15/16[6]		4,100,000	4,341,664
6.000%, due 05/15/45[6]		9,250,000	9,874,251
Series F,
10.000%, due 01/01/17		1,280,000	548,858
10.000%, due 01/01/21		6,428,000	2,651,168
			24,635,418
Chile—0.17%
Bonos del Banco Central de
Chile en Pesos,
6.000%, due 02/01/21	CLP	140,000,000	292,212
6.000%, due 03/01/22		70,000,000	146,236
			438,448
China—0.21%
China Government Bond,
2.480%, due 12/01/20	CNY	3,500,000	540,009
Colombia—2.15%
Republic of Colombia,
2.625%, due 03/15/23		$350,000	315,000
4.375%, due 07/12/21		600,000	633,000
4.375%, due 03/21/23	COP	395,000,000	189,225
6.125%, due 01/18/41		$150,000	167,625
7.375%, due 09/18/37		575,000	734,562
7.750%, due 04/14/21	COP	1,530,000,000	919,615
8.125%, due 05/21/24		$250,000	330,000
9.850%, due 06/28/27	COP	3,200,000,000	2,240,838
			5,529,865

9

Global High Income Fund Inc.
Portfolio of investments—October 31, 2013

	Face amount		Value
Bonds—(continued)
Non-US government obligations—(continued)
Croatia—0.21%
Republic of Croatia,
6.250%, due 04/27/17[2]		$500,000	$534,375
Dominican Republic—0.09%
Republic of Dominica,
7.500%, due 05/06/21[2]		200,000	222,000
El Salvador—0.41%
Republic of El Salvador,
7.750%, due 01/24/23[1]		320,000	356,800
8.250%, due 04/10/32[1]		615,000	694,950
			1,051,750
Hungary—1.88%
Government of Hungary,
5.375%, due 02/21/23		550,000	546,117
6.500%, due 06/24/19	HUF	90,000,000	445,664
6.750%, due 02/24/17		70,000,000	344,566
7.500%, due 11/12/20		150,000,000	781,977
7.625%, due 03/29/41		$900,000	1,015,254
Hungarian Development Bank,
5.875%, due 05/31/16	EUR	1,200,000	1,708,891
			4,842,469
Indonesia—5.61%
Indonesia Treasury Bond,
9.500%, due 07/15/23	IDR	29,400,000,000	2,940,013
11.750%, due 08/15/23		4,600,000,000	522,233
12.000%, due 09/15/26		12,215,000,000	1,445,623
Republic of Indonesia,
3.375%, due 04/15/23[1]		$900,000	810,000
3.750%, due 04/25/22[1]		430,000	406,350
4.875%, due 05/05/21[2]		1,080,000	1,120,500
5.875%, due 03/13/20[1]		2,340,000	2,562,300
6.625%, due 02/17/37[1]		920,000	1,002,800
7.750%, due 01/17/38[1]		2,335,000	2,842,863
8.500%, due 10/12/35[1]		400,000	519,000
11.625%, due 03/04/19[1]		200,000	273,500
			14,445,182
Latvia—0.11%
Republic of Latvia,
5.250%, due 02/22/17[1]		250,000	271,948
Lithuania—0.45%
Republic of Lithuania,
6.125%, due 03/09/21[1]		450,000	513,468
6.125%, due 03/09/21[2]		250,000	285,260
6.625%, due 02/01/22[2]		300,000	354,963
			1,153,691
Malaysia—1.89%
Malaysia Government Bond,
3.197%, due 10/15/15	MYR	4,100,000	1,303,131
3.580%, due 09/28/18		2,600,000	828,271
3.892%, due 03/15/27		1,400,000	441,112
4.262%, due 09/15/16		5,100,000	1,664,605
4.392%, due 04/15/26		1,900,000	631,768
			4,868,887
Mexico—3.56%
Mexican Bonos,
Series M,
7.750%, due 11/13/42	MXN	4,800,000	386,378
10.000%, due 11/20/36		2,000,000	200,352
Mexican Udibonos,
2.500%, due 12/10/20[6]		15,977,414	1,264,031
4.000%, due 11/15/40[6]		33,452,711	2,694,631
United Mexican States,
4.750%, due 03/08/44		$1,100,000	1,023,000
6.050%, due 01/11/40		2,030,000	2,278,675
Series A,
6.750%, due 09/27/34		450,000	546,750
7.500%, due 04/08/33		600,000	789,000
			9,182,817
Mongolia—1.39%
Development Bank of
Mongolia LLC,
5.750%, due 03/21/17[1]		1,500,000	1,443,750
Mongolia Government
International Bond,
4.125%, due 01/05/18[2]		300,000	280,875
5.125%, due 12/05/22[2]		2,100,000	1,855,875
			3,580,500
Montenegro—0.86%
Republic of Montenegro,
7.875%, due 09/14/15	EUR	1,550,000	2,218,240
Nigeria—2.44%
Nigeria Treasury Bills,
10.217%, due 01/09/14[7]	NGN	33,000,000	203,143
10.217%, due 01/23/14[7]		33,000,000	202,352
10.565%, due 11/21/13[7]		180,000,000	1,127,831
10.587%, due 04/10/14[7]		225,000,000	1,343,743
11.005%, due 03/06/14[7]		100,000,000	604,571
12.941%, due 11/07/13[7]		144,500,000	907,993
Republic of Nigeria,
15.100%, due 04/27/17		280,000,000	1,896,550
			6,286,183
Pakistan—0.06%
Islamic Republic of Pakistan,
7.875%, due 03/31/36[1]		$200,000	165,000
Peru—2.57%
Republic of Peru,
5.625%, due 11/18/50		1,750,000	1,841,875
6.900%, due 08/12/37[1]	PEN	1,750,000	672,548
6.950%, due 08/12/31[2]		1,750,000	672,763
7.840%, due 08/12/20[1]		6,700,000	2,798,447
Series 7,
8.200%, due 08/12/26		1,442,000	644,068
			6,629,701
Philippines—1.17%
Republic of the Philippines,
9.125%, due 09/04/16	PHP	110,000,000	3,013,234

10

Global High Income Fund Inc.
Portfolio of investments—October 31, 2013

	Face amount		Value
Bonds—(concluded)
Non-US government obligations—(concluded)
Poland—3.72%
Republic of Poland,
4.000%, due 10/25/23	PLN	5,200,000	$1,661,096
5.000%, due 03/23/22		$650,000	704,652
5.500%, due 10/25/19	PLN	6,000,000	2,132,514
5.750%, due 09/23/22		14,000,000	5,087,313
			9,585,575
Romania—0.64%
Romanian Government
International Bond,
4.375%, due 08/22/23[2]		$200,000	195,500
5.750%, due 01/27/16	RON	3,150,000	1,002,145
6.750%, due 02/07/22[1]		$100,000	115,500
6.750%, due 02/07/22[2]		300,000	346,500
			1,659,645
Russia—4.55%
Russian Federation,
5.625%, due 04/04/42[1]		200,000	208,000
5.625%, due 04/04/42[2]		1,000,000	1,040,000
7.000%, due 01/25/23	RUB	25,100,000	777,907
7.050%, due 01/19/28		55,000,000	1,644,934
7.500%, due 03/31/30[1,8]		$32,890	39,139
7.500%, due 03/31/30[2,8]		572,000	680,680
7.600%, due 04/14/21	RUB	155,000,000	5,023,744
8.150%, due 02/03/27		69,500,000	2,295,419
			11,709,823
South Africa—2.05%
Republic of South Africa,
5.500%, due 03/09/20		$100,000	108,125
5.875%, due 09/16/25		1,500,000	1,593,750
7.000%, due 02/28/31	ZAR	14,000,000	1,187,388
7.750%, due 02/28/23		23,650,000	2,380,122
			5,269,385
Sri Lanka—1.90%
Republic of Sri Lanka,
5.875%, due 07/25/22[1]		$400,000	388,500
6.250%, due 10/04/20[1]		1,200,000	1,218,000
6.250%, due 10/04/20[2]		550,000	558,250
6.250%, due 07/27/21[1]		1,100,000	1,108,250
6.250%, due 07/27/21[2]		1,000,000	1,007,500
7.400%, due 01/22/15[1]		600,000	626,250
			4,906,750
Thailand—3.43%
Thailand Government Bond,
1.200%, due 07/14/21[1,6]	THB	157,466,855	4,719,715
3.580%, due 12/17/27		31,000,000	938,731
3.775%, due 06/25/32		58,000,000	1,702,852
3.875%, due 06/13/19		45,000,000	1,471,015
			8,832,313
Turkey—6.37%
Republic of Turkey,
4.875%, due 04/16/43		$800,000	691,000
5.125%, due 03/25/22		1,450,000	1,482,625
5.625%, due 03/30/21		1,000,000	1,065,000
6.000%, due 01/14/41		900,000	901,125
6.250%, due 09/26/22		1,300,000	1,428,375
6.750%, due 05/30/40		750,000	816,563
6.875%, due 03/17/36		250,000	275,000
7.100%, due 03/08/23	TRY	3,250,000	1,457,980
7.250%, due 03/05/38		$250,000	287,500
7.500%, due 11/07/19		200,000	235,000
8.000%, due 02/14/34		350,000	433,125
8.500%, due 09/14/22	TRY	1,500,000	738,139
10.500%, due 01/15/20		12,100,000	6,587,188
			16,398,620
Ukraine—0.82%
Financing of Infrastructural
Projects State Enterprise,
8.375%, due 11/03/17[2]		$1,150,000	1,003,375
Government of Ukraine,
7.500%, due 04/17/23[2]		400,000	352,500
7.800%, due 11/28/22[1]		250,000	221,875
9.250%, due 07/24/17[2]		550,000	532,125
			2,109,875
Uruguay—0.07%
Oriental Republic of Uruguay,
4.500%, due 08/14/24		116,000	119,480
6.875%, due 09/28/25		60,000	71,700
			191,180
Venezuela—3.44%
Republic of Venezuela,
6.000%, due 12/09/20[1]		500,000	363,750
7.000%, due 03/31/38[1]		3,250,000	2,153,125
7.650%, due 04/21/25		2,850,000	2,066,250
7.750%, due 10/13/19[1]		150,000	122,250
8.250%, due 10/13/24[1]		2,000,000	1,515,000
9.250%, due 09/15/27		500,000	410,000
9.250%, due 05/07/28[1]		280,000	219,800
9.375%, due 01/13/34		2,550,000	2,008,125
			8,858,300
Vietnam—0.10%
Socialist Republic of Vietnam,
6.875%, due 01/15/16[1]		250,000	270,312
Zambia—0.14%
Republic of Zambia,
5.375%, due 09/20/22[2]		400,000	361,500
Total Non-US government
obligations
(cost $174,848,752)			172,865,563

11

Global High Income Fund Inc.
Portfolio of investments—October 31, 2013

	Face amount		Value
Convertible bond—1.38%
China—1.38%
China Petroleum &
Chemical Corp.,
19.109%, due 04/24/14[6]
(cost $3,264,360)	HKD	23,000,000	$3,565,845
Structured notes—5.63%
Bangladesh—0.75%
Standard Chartered Bank,
11.700%, due 06/05/18[2]
(linked to People’s Republic
of Bangladesh Bonds,
11.700%, due 06/05/18)		$1,985,909	1,932,691
Ghana—0.34%
Citigroup Funding Inc.,
23.000%, due 08/23/17[2]
(linked to Ghana
Government Bonds,
23.000%, due 08/21/17)		1,750,000	864,595
India—3.50%
Standard Chartered Bank,
8.130%, due 09/23/22[2]
(linked to Indian
Government Bonds,
8.130%, due 09/23/22)		3,235,610	2,647,541
8.130%, due 09/23/22[2]
(linked to Indian
Government Bonds,
8.130%, due 09/23/22)		5,918,535	4,905,742
8.130%, due 09/23/22[2]
(linked to Indian
Government Bonds,
8.130%, due 09/23/22)		1,792,460	1,479,510
			9,032,793
Sri Lanka—0.58%
Citigroup Funding Inc.,
8.500%, due 02/06/18[2]
(linked to Sri Lanka
Government Bonds,
8.500%, due 02/01/18)	LKR	218,000,000	1,505,965
Vietnam—0.46%
Citigroup Funding Inc.,
9.400%, due 07/03/15[2]
(linked to Socialist
Republic of Vietnam Bonds,
9.400%, due 07/03/15)	VND	24,000,000,000	1,175,465
Total structured notes
(cost $16,622,220)			14,511,509
Total bonds
(cost $243,286,557)			239,706,503

	Shares
Short-term investment—4.22%
Investment company—4.22%
UBS Cash Management Prime
Relationship Fund[9]
(cost $10,870,206)		10,870,206	10,870,206

	Face amount covered by contracts
Options Purchased*—0.03%
Put Options—0.03%
Foreign Exchange Option,
Buy AUD/BRL,strike @ BRL
2.0000, expires November 2013	AUD	1,920,000	178
Foreign Exchange Option,
Buy EUR/BRL, strike @ BRL
2.8000, expires June 2014	EUR	5,240,000	17,407
Foreign Exchange Option,
Buy EUR/PLN, strike @ PLN
4.0000, expires January 2014		3,000,000	1,888
Foreign Exchange Option,
Buy USD/BRL, strike @ BRL
1.9000, expires April 2014		$9,860,000	364
Foreign Exchange Option,
Buy USD/BRL, strike @ BRL
2.0300, expires June 2014		4,090,000	4,323
Foreign Exchange Option,
Buy USD/BRL, strike @ BRL
2.0300, expires June 2014		2,720,000	2,905
Foreign Exchange Option,
Buy USD/TRY, strike @ TRY
1.9200, expires June 2014		7,480,000	36,310
Total options purchased
(cost $466,544)			63,375
Total investments—97.29%
(cost $254,623,307)			250,640,084
Cash and other assets, less
liabilities—2.71%			6,996,619
Net assets—100.00%			$257,636,703

12

Global High Income Fund Inc.
Portfolio of investments—October 31, 2013

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was $256,270,432; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$10,956,734
Gross unrealized depreciation	(16,587,082)
Net unrealized depreciation of investments	$(5,630,348)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 19. Portfolio footnotes begin on page 18.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
BB	EUR	7,310,000	USD	9,904,392	01/10/14	$(21,720)
BB	MYR	9,002,000	USD	2,696,340	12/18/13	(147,600)
BB	TWD	1,122,128	USD	37,987	12/18/13	(245)
BB	USD	224,380	BRL	543,000	06/10/14	6,178
BB	USD	4,637,582	BRL	10,583,000	06/10/14	(144,031)
CSI	BRL	27,988,994	USD	11,450,720	12/18/13	(914,017)
CSI	PEN	5,150,000	USD	1,812,742	12/18/13	(34,641)
CSI	PHP	125,232,000	USD	2,907,976	12/18/13	7,588
CSI	USD	2,076,556	CNY	12,830,000	12/18/13	24,651
CSI	USD	7,746,014	MXN	104,825,000	12/18/13	259,743
CSI	USD	7,358,187	RUB	250,067,999	12/18/13	375,513
CSI	USD	6,513,670	ZAR	68,260,000	12/18/13	240,358
DB	BRL	2,507,000	USD	1,092,232	12/18/13	(15,289)
DB	CLP	109,617,000	USD	212,510	12/18/13	(125)
DB	IDR	12,102,050,000	USD	1,087,531	12/18/13	22,091
DB	INR	144,110,000	USD	2,073,227	12/18/13	(247,613)
DB	PLN	2,955,000	USD	906,803	12/18/13	(49,813)
DB	UAH	9,913,000	USD	1,071,668	02/03/14	(118,745)
DB	USD	2,105,228	BRL	4,627,000	12/18/13	(61,152)
DB	USD	1,297,527	COP	2,536,340,000	12/18/13	37,603
DB	USD	5,662,936	HUF	1,314,197,499	12/18/13	355,634
DB	USD	1,110,280	IDR	12,102,050,000	12/18/13	(44,840)
DB	USD	4,690,797	IDR	57,141,886,958	12/18/13	339,861
DB	USD	89,933	KRW	98,674,200	12/18/13	2,789
DB	USD	10,794,765	MYR	35,782,487	12/18/13	509,752
DB	USD	2,532,798	PHP	112,051,000	12/18/13	62,316
DB	USD	5,395,014	PLN	17,400,000	12/18/13	237,854
DB	USD	624,879	THB	20,258,590	12/18/13	24,159
DB	USD	2,758,299	TRY	5,799,324	12/18/13	124,253
DB	USD	1,426,484	ZAR	14,300,000	12/18/13	(11,561)
GSI	BRL	11,126,000	USD	4,613,726	06/10/14	(110,383)
GSI	INR	136,830,000	USD	1,993,154	12/18/13	(210,445)
GSI	UAH	2,238,000	USD	226,289	02/03/14	(42,463)
GSI	USD	175,172	RON	600,000	12/18/13	8,086
JPMCB	USD	526,632	EUR	385,000	01/10/14	(3,848)
JPMCB	USD	1,197,007	TRY	2,400,000	12/18/13	(4,088)
Net unrealized appreciation on forward foreign currency contracts						$455,810

13

Global High Income Fund Inc.
Portfolio of investments—October 31, 2013

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
5 Year US Treasury Notes, 15 contracts (USD)	December 2013	$1,792,870	$1,825,313	$32,443
10 Year US Treasury Notes, 30 contracts (USD)	December 2013	3,718,667	3,820,781	102,114
US Treasury futures sell contracts:
US Long Bond, 45 contracts (USD)	December 2013	(5,865,563)	(6,066,563)	(201,000)
Net unrealized depreciation on futures contracts				$(66,443)

Options written

	Expiration date	Premiums received	Value
Put options
Foreign Exchange Option, Sell AUD/BRL, AUD 1,920,000
face amount covered by contracts, strike @ BRL 1.9000	November 2013	$13,476	$(21)
Foreign Exchange Option, Sell EUR/BRL, EUR 5,230,000
face amount covered by contracts, strike @ BRL 2.6000	June 2014	44,540	(1,748)
Foreign Exchange Option, Sell EUR/PLN, EUR 3,000,000
face amount covered by contracts, strike @ PLN 3.9000	January 2014	12,506	(175)
Foreign Exchange Option, Sell USD/BRL, USD 9,860,000
face amount covered by contracts, strike @ BRL 1.8000	April 2014	26,166	(19)
Foreign Exchange Option, Sell USD/BRL, USD 8,180,000
face amount covered by contracts, strike @ BRL 1.9600	June 2014	36,851	(2,618)
Foreign Exchange Option, Sell USD/BRL, USD 5,440,000
face amount covered by contracts, strike @ BRL 1.9600	June 2014	26,937	(1,777)
Foreign Exchange Option, Sell USD/TRY, USD 3,740,000
face amount covered by contracts, strike @ TRY 1.9800	June 2014	118,184	(42,866)
Total options written		$278,660	$(49,224)

Written debt options activity for the year ended October 31, 2013 was as follows:

	Number of contracts	Premiums received
Options outstanding at October 31, 2012	—	$—
Options written	368	6,656
Options terminated in closing purchase transactions	(368)	(6,656)
Options expired prior to exercise	—	—
Options outstanding at October 31, 2013	—	$—

Foreign exchange written option activity for the year ended October 31, 2013 was as follows:

Premiums received
Foreign exchange options outstanding at October 31, 2012	$43,987
Foreign exchange options written	2,973,732
Foreign exchange options terminated in closing purchase transactions	(2,715,974)
Foreign exchange options expired prior to exercise	(23,085)
Foreign exchange options outstanding at October 31, 2013	$278,660

14

Global High Income Fund Inc.
Portfolio of investments—October 31, 2013

Currency swap agreements4

Counterparty	Pay contracts		Receive contracts		Termination date	Pay rate[10]	Receive rate[10]	Upfront payments	Value	Unrealized appreciation
							6 month
BB	INR	308,000,000	USD	5,966,670	12/05/16	4.500%	USD LIBOR	$—	$1,142,749	$1,142,749
							6 month
BB	PHP	85,653,500	USD	2,085,803	12/18/15	1.300	USD LIBOR	—	79,149	79,149
								$—	$1,221,898	$1,221,898

Interest rate swap agreements

Counterparty	Notional amount		Termination date	Payments made by the Fund[10]	Payments received by the Fund[10]	Upfront payments	Value	Unrealized appreciation/ (depreciation)
BB	KRW	3,250,000,000	08/19/16	3.530%	3 month CD KSDA	$—	$(62,431)	$(62,431)
CITI	KRW	2,900,000,000	08/26/16	3.410	3 month CD KSDA	—	(46,008)	(46,008)
CITI	MYR	1,950,000	08/24/15	3 month KLIBOR	3.505%	—	2,317	2,317
DB	MYR	7,650,000	08/24/15	3 month KLIBOR	3.500	—	8,853	8,853
DB	TWD	85,000,000	08/22/16	1.325	3 month TWCPBA	—	(24,080)	(24,080)
DB	ZAR	12,700,000	05/31/23	3 month JIBAR	7.480	—	(31,832)	(31,832)
GSI	TWD	85,500,000	08/26/16	1.280	3 month TWCPBA	—	(20,164)	(20,164)
MLI	MXN	7,200,000	11/16/28	28 day MXIBTIIE	8.830	—	83,256	83,256
MLI	MXN	7,000,000	11/21/28	28 day MXIBTIIE	8.610	—	69,174	69,174
MLI	ZAR	35,000,000	06/04/18	3 month JIBAR	6.400	—	(63,349)	(63,349)
						$—	$(84,264)	$(84,264)

15

Global High Income Fund Inc.
Portfolio of investments—October 31, 2013

Credit default swaps on credit indices—buy protection11

Counterparty	Referenced Index[12]	Notional amount	Termination date	Payments made by the Fund[10]	Upfront payments received	Value	Unrealized appreciation
BB	CDX.EM Series 18 Index	USD 2,350,000	12/20/17	5.000%	$282,470	$(216,768)	$65,702
DB	CDX.EM.Series 17 Index	USD 1,900,000	06/20/17	5.000	207,100	(159,456)	47,644
GSI	CDX.EM.Series 18 Index	USD 4,050,000	12/20/17	5.000	470,775	(373,580)	97,195
MLI	CDX.EM.Series 18 Index	USD 1,100,000	12/20/17	5.000	128,700	(101,466)	27,234
					$1,089,045	$(851,270)	$237,775

Credit default swaps on sovereign issues—sell protection13

Counterparty	Referenced Obligation[12]	Notional amount		Termination date	Payments received by the Fund[10]	Upfront payments received	Value	Unrealized appreciation	Credit spread[14]
BB	Federal Republic of
	Brazil bond, 12.250%,
	due 03/06/30	USD	180,000	06/20/22	1.000%	$14,775	$(14,536)	$239	2.108%
BB	Federation of
	Russia bond, 2.250%,
	due 03/31/30	USD	2,900,000	12/20/22	1.000	277,973	(237,094)	40,879	2.071
CSI	United Mexican
	States bond, 7.500%,
	due 04/08/33	USD	1,000,000	02/20/14	4.170	—	20,651	20,651	0.244
DB	Federal Republic of
	Brazil bond, 12.250%,
	due 03/06/30	USD	800,000	06/20/22	1.000	64,908	(64,602)	306	2.108
						$357,656	$(295,581)	$62,075

16

Global High Income Fund Inc.
Portfolio of investments—October 31, 2013

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$48,763,586	$—	$48,763,586
Non-US government obligations	—	172,865,563	—	172,865,563
Convertible bond	—	3,565,845	—	3,565,845
Structured notes	—	14,511,509	—	14,511,509
Short-term investment	—	10,870,206	—	10,870,206
Options purchased	—	63,375	—	63,375
Forward foreign currency contracts, net	—	455,810	—	455,810
Futures contracts, net	(66,443)	—	—	(66,443)
Options written	—	(49,224)	—	(49,224)
Swap agreements, net	—	(9,217)	—	(9,217)
Total	$(66,443)	$251,037,453	$—	$250,971,010

At October 31, 2013, there were no transfers between Level 1 and Level 2.

Level 3 rollforward disclosure

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

Corporate bonds
Assets
Beginning balance	$440
Purchases	—
Issuances	—
Sales	0
Accrued discounts (premiums)	—
Total realized loss	(4,243,962)
Change in net unrealized appreciation/depreciation	4,243,522
Transfers into Level 3	—
Transfers out of Level 3	—
Ending balance	$—

17

Global High Income Fund Inc.
Portfolio of investments—October 31, 2013

Portfolio footnotes

* Non-income producing security.
[1] Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At October 31, 2013, the value of these securities amounted to $54,312,333 or 21.08% of net assets.
[2] Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2013, the value of these securities amounted to $42,957,029 or 16.67% of net assets.
[3] Variable or floating rate security — The interest rate shown is the current rate as of October 31, 2013 and changes periodically.
[4] Security is illiquid. At October 31, 2013, the value of this security and other illiquid derivative instruments amounted to $2,916,606 or 1.13% of net assets.
[5] Security pays, when required, a floating rate that is determined annually based on the Argentina GDP.
[6] Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities’ principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer’s country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.
[7] Rate shown reflects annualized yield at October 31, 2013 on zero coupon bond.
[8] Step bond — Coupon rate increases in increments to maturity. Rate disclosed is as of October 31, 2013. Maturity date disclosed is the ultimate maturity date.
[9] The table below details the Fund’s investments in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 10/31/12	Purchases during the year ended 10/31/13	Sales during the year ended 10/31/13	Value 10/31/13	Net income earned from affiliate for the year ended 10/31/13
UBS Cash Management Prime Relationship Fund	$11,067,701	$83,203,120	$83,400,615	$10,870,206	$9,683

[10] Payments made or received are based on the notional amount.
[11] If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.
[12] Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced index/obligation.
[13] If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
[14] Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

18

Global High Income Fund Inc.
Portfolio of investments—October 31, 2013

Portfolio acronyms
CD KSDA	Korean Securities Dealer Association 91-day	KLIBOR	Korea Interbank Offered Rate
	Certificate of Deposit Rate	LIBOR	London Interbank Offered Rate
GDP	Gross Domestic Product	MXIBTIIE	Mexico Interbank TIIE 28 Day Rate
JIBAR	Johannesburg Interbank Agreed Rate	OJSC	Open joint stock company
JSC	Joint stock company	TWCPBA	Taiwan Secondary Markets Bills Rate

Counterparty abbreviations
BB	Barclays Bank PLC	GSI	Goldman Sachs International
CITI	Citibank NA	JPMCB	JPMorgan Chase Bank
CSI	Credit Suisse International	MLI	Merrill Lynch International
DB	Deutsche Bank AG

Currency abbreviations
AUD	Australian Dollar	NGN	Nigerian Naira
BRL	Brazilian Real	PEN	Peruvian Nuevo Sol
CLP	Chilean Peso	PHP	Philippine Peso
CNY	Chinese Yuan	PLN	Polish Zloty
COP	Colombian Peso	RON	Romanian Leu
EUR	Euro	RUB	Russian Ruble
HKD	Hong Kong Dollar	THB	Thai Baht
HUF	Hungarian Forint	TRY	Turkish Lira
IDR	Indonesian Rupiah	TWD	New Taiwan Dollar
INR	Indian Rupee	UAH	Ukrainian Hryvnia
KRW	Korean Won	USD	United States Dollar
LKR	Sri Lanka Rupee	VND	Vietnamese Dong
MXN	Mexican Peso	ZAR	South African Rand
MYR	Malaysian Ringgit

See accompanying notes to financial statements	19

Global High Income Fund Inc.
Statement of assets and liabilities—October 31, 2013

Assets:
Investments in securities of unaffiliated issuers, at value (cost—$243,753,101)	$239,769,878
Investment in securities of an affiliated issuer, at value (cost—$10,870,206)	10,870,206
Total investments, at value (cost—$254,623,307)	250,640,084
Foreign currency, at value (cost—$1,188,137)	1,182,112
Interest receivable	3,649,943
Receivable for investments sold	2,437,140
Foreign tax reclaims receivable	10,145
Due from broker	130,149
Cash collateral for futures contracts	73,605
Cash collateral for swap agreements	910,000
Outstanding swap agreements, at value[1]	1,406,149
Unrealized appreciation on forward foreign currency contracts	2,638,429
Other assets	4,778
Total assets	263,082,534

Liabilities:
Unrealized depreciation on forward foreign currency contracts	2,182,619
Outstanding swap agreements, at value[1]	1,415,366
Payable for investments purchased	1,145,610
Payable for investment advisory and administration fees	235,387
Deferred capital gain country tax	164,210
Variation margin on futures contracts	66,443
Options written, at value (premiums received—$278,660)	49,224
Due to custodian	47,956
Directors’ fees payable	2,460
Accrued expenses and other liabilities	136,556
Total liabilities	5,445,831

Net assets:
Capital stock—$0.001 par value; 100,000,000 shares authorized; 21,591,836 shares issued and outstanding	$266,985,247
Distributions in excess of net investment income	(4,273,121)
Accumulated net realized loss	(2,981,971)
Net unrealized depreciation	(2,093,452)
Net assets	$257,636,703
Net asset value per share	$11.93

[1] Net upfront payments received by the Fund on outstanding swap agreements amounted to $1,446,701.

20	See accompanying notes to financial statements

Global High Income Fund Inc.
Statement of operations

For the year ended October 31, 2013
Investment income:
Interest income, net of foreign withholding taxes of $235,049	$18,262,139
Affiliated income	9,683
Total income	18,271,822

Expenses:
Investment advisory and administration fees	3,471,430
Custody and accounting fees	311,520
Professional fees	123,537
Reports and notices to shareholders	57,560
Listing fees	23,739
Transfer agency fees	22,367
Directors’ fees	15,896
Insurance expense	6,449
Other expenses	41,556
Total expenses	4,074,054
Less: Fee waivers by investment advisor and administrator	(494,108)
Net expenses	3,579,946
Net investment income	14,691,876

Realized and unrealized gains (losses)
from investment activities:
Net realized loss on:
Investments	(6,606,093)
Futures contracts	(120,422)
Options written	(121,184)
Swap agreements	(952,510)
Forward foreign currency contracts	(1,226,018)
Foreign currency transactions	(56,053)
Change in net unrealized appreciation/depreciation on:
Investments (net of deferred capital gain country tax liability of $159,876)	(19,533,843)
Futures contracts	(119,234)
Options written	197,236
Swap agreements	1,346,783
Forward foreign currency contracts	(735,115)
Translation of other assets and liabilities denominated in foreign currency	10,273
Net realized and unrealized loss from investment activities	(27,916,180)
Net decrease in net assets resulting from operations	$(13,224,304)

See accompanying notes to financial statements	21

Global High Income Fund Inc.
Statement of changes in net assets

	For the years ended October 31,
	2013	2012
From operations:
Net investment income	$14,691,876	$17,115,420
Net realized gain (loss)	(9,082,280)	7,037,450
Change in net unrealized appreciation/depreciation	(18,833,900)	6,767,688
Net increase (decrease) in net assets resulting from operations	(13,224,304)	30,920,558
Dividends and distributions to
shareholders from:
Net investment income	(5,652,589)	(15,338,633)
Return of capital	(13,853,476)	—
Net realized gains	—	(6,013,534)
Total dividends and distributions to shareholders	(19,506,065)	(21,352,167)
Net increase (decrease) in net assets	(32,730,369)	9,568,391
Net assets:
Beginning of year	290,367,072	280,798,681
End of year	$257,636,703	$290,367,072
Distributions in excess of net investment income	$(4,273,121)	$(6,963,691)

22	See accompanying notes to financial statements

Global High Income Fund Inc.
Financial highlights

Selected data for a share of common stock outstanding throughout each year is presented below:

	For the years ended October 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$13.45	$13.00	$14.16	$12.90	$9.82
Net investment income[1]	0.68	0.79	0.63	0.77	0.76
Net realized and unrealized gains (losses)	(1.30)	0.65	(0.39)	1.55	3.30
Net increase (decrease) from operations	(0.62)	1.44	0.24	2.32	4.06
Dividends from net investment income	(0.26)	(0.71)	(1.37)	(1.06)	(0.72)
Distributions from net realized gains	—	(0.28)	—	—	—
Return of capital	(0.64)	—	(0.03)	—	(0.26)
Total dividends, distributions and return of capital	(0.90)	(0.99)	(1.40)	(1.06)	(0.98)
Net asset value, end of year	$11.93	$13.45	$13.00	$14.16	$12.90
Market price, end of year	$10.49	$12.74	$12.54	$14.98	$11.47
Total net asset value return[2]	(4.81)%	11.53%	1.95%	18.91%	43.02%
Total market price return[3]	(11.11)%	9.79%	(6.98)%	41.52%	54.20%
Ratios to average net assets:
Expenses before fee waivers	1.47%	1.48%	1.50%	1.54%	1.56%
Expenses after fee waivers	1.29%	1.36%	1.44%	1.47%	1.51%
Net investment income	5.29%	6.10%	4.64%	5.76%	6.71%
Supplemental data:
Net assets, end of year (000’s)	$257,637	$290,367	$280,799	$305,683	$278,635
Portfolio turnover rate	42%	52%	71%	84%	104%

[1] Calculated using the average shares method.

[2] Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each year reported and a sale at the current net asset value on the last day of each year reported, and assuming reinvestment of dividends and other distributions at the net asset value on the payable dates. Total net asset value return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares. Total return based on net asset value is hypothetical as investors cannot purchase or sell Fund shares at the net asset value but only at market prices.

[3] Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund’s Dividend Reinvestment Plan. Total market price return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares.

See accompanying notes to financial statements	23

Global High Income Fund Inc.
Notes to financial statements

Organization and significant accounting policies
Global High Income Fund Inc. (the “Fund”) was incorporated in Maryland on February 23, 1993 and is registered with the US Securities and Exchange Commission (“SEC”) as a closed-end, non-diversified management investment company. The Fund’s primary investment objective is to achieve a high level of current income. As a secondary objective the Fund seeks capital appreciation, to the extent consistent with its primary objective.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments
The Fund calculates its net asset value based on the current market value, where available, for its portfolio of securities. The Fund normally obtains market values for its investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized evaluation systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the over-the counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM” or the “Advisor”), the investment advisor of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investments; and the evaluation of forces which influence the market in which the investments are purchased and sold. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange (”NYSE”).

24

Global High Income Fund Inc.
Notes to financial statements

Certain investments in which the Fund invests are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund’s net asset value. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund’s investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund’s use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund’s custodian and accounting agent.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board (or a committee designated by it).

The Board has delegated to the UBS Global Asset Management Global Valuation Committee (“GVC”) the responsibility for making fair value determinations with respect to the Fund’s portfolio holdings. The GVC is comprised of representatives of management, including members of the investment team.

The GVC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews of security valuations.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, as discussed below, securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value the Fund’s portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the “limit up” or “limit down” price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of investments; and the evaluation of forces which influence the market in which the investments are purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

25

Global High Income Fund Inc.
Notes to financial statements

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of the Fund’s Portfolio of investments.

In January 2013, Accounting Standards Update 2013-01 (“ASU 2013-01”), “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”, replaced Accounting Standards Update 2011-11 (“ASU 2011-11”), “Disclosures about Offsetting Assets and Liabilities”. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Fund’s financial statements.

The provisions of ASC Topic 815 “Derivatives and Hedging” (“ASC Topic 815”) require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though the Fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. Swap agreements, forward foreign currency contracts, swaptions and options written entered into by the Fund may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of October 31, 2013 is reflected in the Statement of assets and liabilities. If the applicable credit-risk related contingent features were triggered as of October 31, 2013, the Fund would be required to post additional collateral or may be required to terminate the contracts and settle any amounts outstanding. The volume of derivatives that is presented in the Portfolio of investments of the Fund is consistent with the derivative activity during the year ended October 31, 2013. The Fund may be a seller of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements).

26

Global High Income Fund Inc.
Notes to financial statements

Disclosure of derivatives by underlying risk for the Fund as of and for the year ended October 31, 2013 is as follows:

Asset derivatives
	Interest rate risk	Credit risk	Foreign exchange risk	Total
Forward foreign currency contracts[1]	$—	$—	$2,638,429	$2,638,429
Futures contracts[2]	134,557	—	—	134,557
Options purchased[1]	—	—	63,375	63,375
Swap agreements[1]	163,600	20,651	1,221,898	1,406,149
Total value	$298,157	$20,651	$3,923,702	$4,242,510

[1] Statement of assets and liabilities location: Options purchased are shown within investments in securities of unaffiliated issuers, at value, outstanding swap agreements, at value and unrealized appreciation on forward foreign currency contracts.

[2] Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin, if any, is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

Liability derivatives
	Interest rate risk	Credit risk	Foreign exchange risk	Total
Forward foreign currency contracts[1]	$—	$—	$(2,182,619)	$(2,182,619)
Futures contracts[2]	(201,000)	—	—	(201,000)
Options written[1]	—	—	(49,224)	(49,224)
Swap agreements[1]	(247,864)	(1,167,502)	—	(1,415,366)
Total value	$(448,864)	$(1,167,502)	$(2,231,843)	$(3,848,209)

[1] Statement of assets and liabilities location: Options written, at value, outstanding swap agreements, at value and unrealized depreciation on forward foreign currency contracts.

[2] Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin, if any, is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

27

Global High Income Fund Inc.
Notes to financial statements

Activities in derivative instruments during the year ended October 31, 2013, were as follows:

	Interest rate risk	Credit risk	Foreign exchange risk	Total
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$(1,226,018)	$(1,226,018)
Futures contracts	(120,422)	—	—	(120,422)
Options purchased[2]	—	—	(2,393,548)	(2,393,548)
Options written	3,779	—	(124,963)	(121,184)
Swap agreements	64,287	(1,132,474)	115,677	(952,510)
Total net realized loss	$(52,356)	$(1,132,474)	$(3,628,852)	$(4,813,682)
Change in net unrealized appreciation/depreciation[3]
Forward foreign currency contracts	$—	$—	$(735,115)	$(735,115)
Futures contracts	(119,234)	—	—	(119,234)
Options purchased[2]	—	—	272,987	272,987
Options written	—	—	197,236	197,236
Swap agreements	(110,037)	906,656	550,164	1,346,783
Total change in net unrealized appreciation/depreciation	$(229,271)	$906,656	$285,272	$962,657

[1] Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts.
[2] Realized and unrealized gain (loss) is included in net realized gain (loss) on investments and change in net unrealized appreciation/depreciation on investments.
[3] Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written, swap agreements and forward foreign currency contracts.

Restricted securities
The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Restricted securities are identified, if any, in the Portfolio of investments and information regarding them, is included in the Fund’s Portfolio of investments footnotes.

Investment transactions and investment income
Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Foreign currency translation
The Fund uses the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non-US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of the Fund’s fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of the Fund’s portfolio are presented at the foreign exchange rates at the end of the Fund’s fiscal period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the

28

Global High Income Fund Inc.
Notes to financial statements

effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income in accordance with US federal income tax regulations.

Forward foreign currency contracts
The Fund may enter into forward foreign currency exchange contracts (“forward contracts“) in connection with planned purchases or sales of securities or to hedge the US dollar value of portfolio securities denominated in a particular currency. The Fund may also use forward contracts in an attempt to enhance income or gains.

The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund identifies cash or liquid securities in an amount not less than the value of its assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar.

Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have been sold or matured.

Futures contracts
The Fund may use financial futures contracts for hedging purposes and to adjust exposure to US and foreign fixed income markets in connection with a reallocation of the Fund’s assets or to manage the average duration of the Fund. The Fund may also use futures contracts in an attempt to enhance income or gains. However, imperfect correlations between futures contracts and the related securities or markets, or market disruptions, do not normally permit full control of these risks at all times. Using financial futures contracts involves various market risks, including interest rate risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that the Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a financial futures contract, the Fund is required to deliver to a broker an amount of cash and/or liquid securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Swap agreements
The Fund may engage in swap agreements, including but not limited to interest rate, currency, total return, and credit default swap agreements. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

29

Global High Income Fund Inc.
Notes to financial statements

The Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, the Fund may enter into interest rate cap and floor transactions which involve an agreement between two parties in which one party agrees to make payments to the other when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on pre-determined dates or during a specified period. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

The Fund may enter into currency swap agreements with another party to receive or pay amounts based on changes in currency exchange rates in order to protect itself from or take advantage of exchange rate fluctuations. The Fund utilizes currency swaps to earn income and enhance returns as well as to manage the risk profile of the Fund. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified currency exchange rate(s) for a specified amount. Currency swap agreements are subject to general market risk, liquidity risk, counterparty risk, foreign exchange risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will retain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in delivery of a security with a value other than had been anticipated (such as a party’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of October 31, 2013 for which the Fund is the seller of protection are disclosed under the section “Credit default swaps on corporate and sovereign issues—sell protection” in the Notes to Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by the Fund for the same referenced entity or entities.

30

Global High Income Fund Inc.
Notes to financial statements

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, the Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within outstanding swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Structured notes
The Fund may invest in structured notes whose values are based on the price movements of a referenced security or index. The value of these structured notes will rise and fall in response to changes in the referenced security or index. On the maturity date of each structured note, the Fund will receive a payment from a counterparty based on the value of the referenced security or index (notional amount multiplied by the price of the referenced security or index) and record a realized gain or loss.

Structured notes may present a greater degree of market risk than many types of securities and may be more volatile and less liquid than less complex securities. Structured notes are also subject to the risk that the issuer of the structured notes may fail to perform its contractual obligations.

Option writing
The Fund may write (sell) put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets. When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

31

Global High Income Fund Inc.
Notes to financial statements

Purchased options
The Fund may purchase put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), as well as exchange listed call options on particular market segment indices to achieve temporary exposure to a specific security, currency, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

Dividends and distributions
Dividends and distributions to shareholders are recorded on the ex-distribution date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital are determined in accordance with income tax regulations, which may differ from US GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in US securities. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investment advisor and administrator and other transactions with related entities
The Fund’s Board has approved an investment advisory and administration contract (“Advisory Contract”) with UBS Global AM. In accordance with the Advisory Contract, the Fund pays UBS Global AM an investment advisory and administration fee, which is accrued weekly and paid monthly, at the annual rate of 1.25% of the Fund’s average weekly net assets. Since August 1, 2005, UBS Global AM has contractually agreed to waive compensation otherwise payable to it to reduce the fee it receives under the Advisory Contract so that it is paid at the annual rate of 1.25% of the Fund’s average weekly net assets on assets up to $200 million, and at the annual rate of 1.00% of the Fund’s average weekly net assets on assets above $200 million. This fee reduction “breakpoint” continues indefinitely unless the Board agrees to any change. Additionally, effective August 1, 2012, through July 31, 2013, UBS Global AM agreed voluntarily to waive compensation otherwise payable to it to reduce the fee it receives under the Advisory Contract so that it is paid at the following annual rates:

Average weekly net assets	Advisory fee
Up to $200 million	1.10%
Above $200 million	1.00%

This additional fee waiver was extended for another year effective August 1, 2013 through July 31, 2014.

At October 31, 2013, the Fund owed UBS Global AM $235,387 which is composed of $273,001 of investment advisory and administration fees less fees waived of $37,614. For the year ended October 31, 2013, UBS Global AM waived $494,108 of investment advisory and administration fees from the Fund.

32

Global High Income Fund Inc.
Notes to financial statements

Additional information regarding compensation to affiliate of a board member
Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions, resulting in him being an interested director of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the year ended October 31, 2013, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $5,233,167. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by UBS Global AM, UBS Global AM believes that under normal circumstances it represents a small portion of the total value of the transactions.

Securities lending
The Fund may lend securities up to 33⅓% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Fund did not lend any securities during the year ended October 31, 2013.

Capital stock
There are 100,000,000 shares of $0.001 par value common stock authorized and 21,591,836 shares outstanding at October 31, 2013. For the years ended October 31, 2013 and October 31, 2012, there were no transactions involving common stock.

Purchases and sales of securities
For the year ended October 31, 2013, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $108,570,433 and $114,874,077, respectively.

Federal tax status
It is the Fund’s policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal years ended October 31, 2013 and October 31, 2012 were as follows:

Distributions paid from:	2013		2012
Ordinary income	$5,652,589		$15,338,633
Return of capital	13,853,476	*	—
Net long-term capital gains	—		6,013,534
Total distributions paid	$19,506,065		$21,352,167

* The return of capital is primarily due to the tax treatment of foreign currency losses.

33

Global High Income Fund Inc.
Notes to financial statements

At October 31, 2013, the components of accumulated earnings (deficit) on a tax basis were as follows:

Capital and other losses	$(5,626,286)
Net unrealized depreciation	(3,722,258)
Total accumulated earnings (deficit)	$(9,348,544)

The difference between book-basis and tax-basis net unrealized appreciation/(depreciation) of investments is attributed to wash sales, premium amortization adjustments and derivative related adjustments.

To reflect reclassifications arising from permanent “book/tax” differences for the year ended October 31, 2013, the Fund’s accumulated undistributed net investment income was decreased $6,348,717 and accumulated net realized loss was decreased $6,348,717. These differences are primarily due to tax treatment on foreign currencies, options transactions and swap adjustments.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after December 22, 2010 may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2013, the Fund had post-enactment net capital losses incurred that will be carried forward indefinitely as follow:

Short-term losses	Long-term losses	Net capital losses
$1,416,873	$1,396,721	$2,813,594

Qualified late year losses are deemed to arise on the first business day of a Fund’s next taxable year. For the year ended October 31, 2013, the Fund did not incur, or elect to defer any such losses.

As of and during the year ended October 31, 2013, the Fund did not have any liabilities for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the year, the Fund did not incur any interest or penalties. Foreign taxes have been accrued by the Fund in the accompanying financial statements. Capital gains realized by the Fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Each of the tax years in the four year period ended October 31, 2013 remains subject to examination by the Internal Revenue Service and state taxing authorities.

34

Global High Income Fund Inc.
Report of Ernst & Young LLP, independent registered public
accounting firm

The Board of Directors and Shareholders of
Global High Income Fund Inc.

We have audited the accompanying statement of assets and liabilities of Global High Income Fund Inc. (the “Fund”), including the portfolio of investments, as of October 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global High Income Fund Inc. at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

New York, New York
December 26, 2013

35

Global High Income Fund Inc.
Tax information (unaudited)

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual reporting. Since the Fund’s fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2013. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed no later than January 31, 2014. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. For the year ended October 31, 2013, the amount expected to be passed through to the shareholders as foreign tax credit is approximately $165,934. In addition, for the year ended October 31, 2013, gross income derived from sources within foreign countries amounted to $18,002,751. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

36

Global High Income Fund Inc.
General information (unaudited)

The Fund
Global High Income Fund Inc. (the “Fund”) is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange (“NYSE”). The Fund’s primary investment objective is to achieve a high level of current income. As a secondary objective, the Fund seeks capital appreciation, to the extent consistent with its primary objective. There can be no assurance that the Fund’s investment objective will be achieved. The Fund’s investment advisor and administrator is UBS Global Asset Management (Americas) Inc. (“UBS Global AM”).

Shareholder information
The Fund’s NYSE trading symbol is “GHI.” Net asset value and market price information as well as other information about the Fund is updated each business day on UBS’s web site at the following internet address: http://globalam-us.ubs.com/corpweb/closedendedfunds.do.

Quarterly Form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551 8090. Additionally, you may obtain copies of Form N-Q from the Fund upon request by calling 1-888-793 8637.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies (2) proxy voting procedures, and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-888-793 8637, online on UBS’s Web site:http://www.ubs.com/us/en/asset_management/individual_ investors/closed_end_funds.html or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Dividend reinvestment plan
The Fund’s Board has established a Dividend Reinvestment Plan (the “Plan”) under which all shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc. or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan.

The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund’s transfer agent and should include the shareholder’s name and address as they appear on that share certificate or in the transfer agent’s records.

An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

37

Global High Income Fund Inc.
General information (unaudited)

Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share at the time of the purchase. Investors should consider whether continued participation in the dividend reinvestment plan is appropriate for them when the Fund’s market price exceeds its net asset value; a portion of a dividend/distribution may represent a return of capital, which would be reinvested in the Fund at a premium to net asset value. The number of shares of common stock purchased with each dividend/distribution will be equal to the result obtained by dividing the amount of the dividend/distribution payable to a particular shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent’s fees for handling the reinvestment of distributions are paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent’s open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days’ written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at BNY Mellon Investment Servicing, P.O. Box 358035, Pittsburgh, PA 15252-8035. For further information regarding the Plan, you may also contact the transfer agent directly at 1-866-352 5528.

Distribution policy
The Fund’s Board adopted a managed distribution policy in December 1999, which was revised (1) effective June 2005, (2) effective August 2009 and (3) effective June 2012. Pursuant to the policy as in effect from December 1999 through early May 2005, the Fund made regular monthly distributions at an annualized rate equal to 11% of the Fund’s net asset value, as determined as of the last trading day during the first week of that month (usually a Friday unless the NYSE is closed that Friday). The Board approved reducing the annualized rate for distribution pursuant to the policy from 11% to 9% effective beginning with the June 2005 monthly distribution. The Board approved a further reduction in the annualized rate for distributions pursuant to the policy from 9% to 8% in July 2009, effective beginning with the August 2009 monthly distribution. The Board approved a subsequent reduction in the annualized rate for distributions pursuant to the policy from 8% to 7% in May 2012, effective beginning with the June 2012 monthly distribution. Prior to December 20, 1999, the Fund’s distributions varied based on the Fund’s net investment income and realized capital gains or losses.

Monthly distributions based on a fixed percentage of the Fund’s net asset value may require the Fund to make multiple distributions of long term capital gains during a single fiscal year. The Fund has received exemptive relief from the Securities and Exchange Commission that enables it to do so. The Fund’s Board receives recommendations from UBS Global AM, the Fund’s investment advisor, periodically and no less frequently than annually will reassess the annualized percentage of net assets at which the Fund’s monthly distributions will be made.

The above information supplements that contained on the inside front cover of this report.

38

Global High Income Fund Inc.
Board approval of investment advisory and
administration contract (unaudited)

Background—At a meeting of the board of Global High Income Fund Inc. (the “Fund”) on July 16-17, 2013, the members of the board, including the directors who are not “interested persons” of the Fund (“Independent Directors”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved the continuance of the investment advisory and administration contract (the “Investment Advisory and Administration Contract”) of the Fund with UBS Global Asset Management (Americas) Inc. (“UBS Global AM”). In preparing for the meeting, the board members had requested and received extensive information from UBS Global AM to assist them. The board received and considered a variety of information about UBS Global AM as well as the advisory and administrative arrangements for the Fund. Independent Directors discussed the materials initially provided by management among themselves on several occasions prior to the scheduled board meeting, and independent legal counsel participated in several such discussions. The Independent Directors also met in executive session with their independent legal counsel to review the presentation that had been made to them at the meeting. The Independent Directors also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of advisory, administration and distribution agreements.

In its consideration of the approval of the Investment Advisory and Administration Contract, the board evaluated the following factors:

Nature, extent and quality of the services under the Investment Advisory and Administration Contract—The board received and considered information regarding the nature, extent and quality of advisory services provided to the Fund, a registered closed-end investment company, by UBS Global AM under the Investment Advisory and Administration Contract during the past year. The board also considered the nature, extent and quality of administrative and shareholder services performed by UBS Global AM and its affiliates for the Fund and the resources devoted to, and the record of compliance with, the Fund’s compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS Global AM concerning the management of the Fund’s affairs and UBS Global AM’s role in coordinating providers of other services to the Fund. The board’s evaluation of the services provided by UBS Global AM took into account the board’s knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Global AM’s investment advisory and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS Global AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of the senior personnel at UBS Global AM responsible for the Fund and had previously met with and received information regarding the person primarily responsible for the day-to-day portfolio management of the Fund and recognized that the Fund’s senior personnel at UBS Global AM report to the board regularly and that at each regular meeting the board receives a detailed report on the Fund’s performance. The board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to UBS Global AM and its parent organization, UBS AG. In that regard, the board received extensive financial information regarding UBS Global AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It was also noted that UBS Global AM had approximately $159 billion in assets under management as of March 31, 2013 and was part of the UBS Global Asset Management Division, which had approximately $632 billion in assets under management worldwide as of March 31, 2013. The board was also cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past few years involving UBS AG, UBS Global AM and certain of their affiliates.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Advisory and Administration Contract.

39

Global High Income Fund Inc.
Board approval of investment advisory and
administration contract (unaudited)

Advisory fees and expense ratios—The board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to UBS Global AM in light of the nature, extent and quality of the advisory and administrative services provided by UBS Global AM. The board also reviewed and considered the fee waiver arrangements for the Fund and considered the actual fee rate (after taking the waiver into account) (the “Actual Management Fee”). Additionally, the board received and considered information comparing the Fund’s Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data (the “Expense Group”). The Expense Group consisted of the Fund and three other comparable non-leveraged funds.

In connection with its consideration of the Fund’s management fees, the board also received information on UBS Global AM’s standard institutional account fees for accounts of a similar investment type to the Fund. The board noted management’s explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of funds versus such accounts and the differences in the levels of services required by funds and such accounts. The board also received information on fees charged to other funds managed by UBS Global AM.

The comparative Lipper information showed that the Fund’s Contractual Management Fee and Actual Management Fee were approximately 10 basis points (i.e., 0.10%) above their respective Expense Group median. The Fund’s total expenses were approximately 16 basis points (i.e., 0.16%) above the Expense Group median. Management noted that the Fund, unlike most of its peers, has a broad mandate of investing in both local and external emerging markets debt and making tactical allocation decisions as to when to overweight local currency debt and when to reduce such exposure. Management noted that tapping both local and external emerging markets debt widens the opportunity set and further diversifies the Fund’s sources of risk across multiple interest rate and currency markets. Management also noted that the Fund’s higher total expense ratio is due largely to the higher management fee, higher custodial fees and other non-management expenses. Management noted that the Fund’s custody fees tend to be higher than its Expense Group peers, which it believes is largely attributable to the Fund’s sizable exposure to local emerging markets debt, where custody accounts are more costly to maintain. In addition, the board noted that last year, effective August 1, 2012, UBS Global AM had agreed to extend for an additional year, at an increased rate, a waiver of a portion of the fee it receives under the Investment Advisory and Administration Contract, reducing the rate on the first $200 million of the Fund’s average weekly net assets by 0.15% to 1.10%. Management noted that since the increased waiver has not been in place for the full fiscal period, it is only partially reflected in the Lipper data and stated that, at the Fund’s current average net assets of $280.8 million, the actual advisory fee would be at 1.07% and the total expense ratio closer to 1.31%. The board also noted that management proposed to renew the waiver arrangement for an additional 12-month period.

In light of the foregoing, including the extension of the voluntary fee waiver, the board determined that the management fee was reasonable in light of the nature, extent and quality of services provided to the Fund under the Investment Advisory and Administration Agreement. Nonetheless, the board determined that it would closely monitor the Fund’s expenses over the upcoming year.

Fund performance—The board received and considered (a) annualized total return information of the Fund compared to other funds (the “Performance Universe”) selected by Lipper over the one-, three-, five-, ten-year and since inception periods ended April 30, 2013 and (b) annualized performance information for each year in the ten-year period ended April 30, 2013. The board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in its Performance Universe.

40

Global High Income Fund Inc.
Board approval of investment advisory and
administration contract (unaudited)

The comparative Lipper information showed that the Fund’s performance was in the first quintile for the one-year period and in the fifth quintile for the three- and five-year periods. The Fund’s ten-year performance was under the Performance Universe median, while the Fund’s since inception performance was above the Performance Universe median. For the one-year period ended April 30, 2013, the Fund ranked in the 20th percentile. For the three-, five- and ten-year periods, the Fund ranked in the 99th percentile, and in the since inception period, the Fund ranked in the 33rd percentile. Management noted the Fund’s improved performance for the one-year period.

Based on its review of the Fund, the board concluded that the Fund’s investment performance was satisfactory, but determined to continue to monitor the Fund’s performance over the upcoming year.

Advisor profitability—The board received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to the Fund. The board also received profitability information with respect to the UBS New York fund complex as a whole. UBS Global AM’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale—The board received and considered information from management regarding whether there have been economies of scale with respect to management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of further economies of scale for the Fund. The board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The board noted that the Fund’s Contractual Management Fee did not contain breakpoints; however, the Fund receives the benefit of a breakpoint via an older fee waiver agreement instituted in 2005 that can only be changed with the consent of the board. The board considered that the Fund’s asset level exceeded the breakpoint as of April 30, 2013 and, as a result, the Fund and its shareholders realized certain economies of scale because the total expense ratio of the Fund was lower than if no breakpoint had been in place. Accordingly, the board determined that economies of scale were passed on to shareholders in the form of a breakpoint in the Actual Management Fee.

Generally, in light of UBS Global AM’s profitability data, the Contractual Management Fee and Actual Management Fee and the breakpoint currently in place, the board believed that UBS Global AM’s sharing of current economies of scale with the Fund was acceptable.

Other benefits to UBS Global AM—The board considered other benefits received by UBS Global AM and its affiliates as a result of its relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment advisory, administrative and other services to the Fund and UBS Global AM’s ongoing commitment to the Fund, the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

In light of all of the foregoing, the board approved the Investment Advisory and Administration Contract. In making its decision, the board identified no single factor as being determinative in approving the Investment Advisory and Administration Contract. The Independent Directors were advised by separate independent legal counsel throughout the process. The board discussed the proposed continuance of the Investment Advisory and Administration Contract in private sessions with their independent legal counsel at which no representatives of UBS Global AM were present.

41

Global High Income Fund Inc.
Supplemental information (unaudited)

Board of Directors & Officers
The Fund is governed by a Board of Directors which oversees the Fund’s operations. Directors are classified into three classes. The term of office of one class of directors will expire at the Fund’s 2014 annual stockholders meeting, with another class expiring at the 2015 meeting and the remaining class’s term expiring at the 2016 meeting, and when the successors to the members of each class have been elected. The Board members were classified as follows: Class I — Bernard H. Garil and Heather R. Higgins; Class II — Richard Q. Armstrong and Alan S. Bernikow; and Class III — Richard R. Burt and Meyer Feldberg. Officers are appointed by the directors and serve at the pleasure of the Board.

The table below shows, for each director and officer, his or her name, address and age, the position held with the Fund, the length of time served as a director or officer of the Fund, the director’s or officer’s principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the director or for which a person served as an officer, and other directorships held by the director.

The Fund’s most recent proxy statement for an annual meeting of shareholders contains additional information about the directors and is expected to be mailed to shareholders around the same time as this annual report.

Interested Directors:

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by director	Other directorships held by director
Meyer Feldberg††; 71 Morgan Stanley 1585 Broadway 33rd Floor New York, NY 10036	Director	Since 1996; Term expires 2016

Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since May 2007). Prior to July 2004, he was Dean and Professor of Management of the Graduate School of Business at Columbia University (since 1989).

				Professor Feldberg is a director or trustee of 22 investment companies (consisting 54 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Professor Feldberg is also a director of Macy’s, Inc. (operator of department stores), Revlon, Inc. (cosmetics), SAPPI, Ltd. (producer of paper), and the New York City Ballet.

42

Global High Income Fund Inc.
Supplemental information (unaudited)

Independent Directors:

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by director	Other directorships held by director
Richard Q. Armstrong; 78 c/o Keith A. Weller UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas, 12th Floor New York, NY 10019	Director and Chairman of the Board of Directors	Since 1995 (Director) Since 2004 (Chairman of the Board of Directors); Term expires 2015

Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since 1991 and principal occupation since 1995). Mr. Armstrong was president or chairman of a number of packaged goods companies (responsible for such brands as Canada Dry, Dr. Pepper, Adirondack Beverages and Moët Hennessy) (from 1982 to 1995).

				Mr. Armstrong is a director or trustee of 12 investment companies (consisting of 44 portfolios) for which UBS Global AM serves as investment advisor or manager.	None

Alan S. Bernikow; 73 207 Benedict Ave. Staten Island, NY 10314	Director	Since 2006; Term expires 2015

Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from 2003 to 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.

				Mr. Bernikow is a director or trustee of 12 investment companies (consisting of 44 portfolios) for which UBS Global AM serves as investment advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of the compensation committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee). He is a director of Premier American Bank, N.A.

43

Global High Income Fund Inc.
Supplemental information (unaudited)

Independent Directors (continued):

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by director	Other directorships held by director
Richard R. Burt; 66 McLarty Associates 900 17th Street, N.W. Washington, D.C. 20006	Director	Since 1995; Term expires 2016

Mr. Burt is a managing director of McLarty Associates (a consulting firm) (since 2007). He was chairman of IEP Advisors (international investments and consulting firm) until 2009. Prior to 2007, he was chairman of Diligence Inc. (information and risk management firm).

				Mr. Burt is a director or trustee of 12 investment companies (consisting of 44 portfolios) for which UBS Global AM serves as investment advisor or manager.	Mr. Burt is also a director of The Central Europe & Russia Fund, Inc., The European Equity Fund, Inc., and The New Germany Fund, Inc.

Bernard H. Garil; 73 6754 Casa Grande Way Delray Beach, FL 33446	Director	Since 2006; Term expires 2014

Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

Mr. Garil is a director or trustee of 12 investment companies (consisting of 44 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mr. Garil is also a director of OFI Global Trust Company (commercial trust company), the Leukemia & Lymphoma Society (voluntary health organization) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

44

Global High Income Fund Inc.
Supplemental information (unaudited)

Independent Directors (concluded):

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by director	Other directorships held by director
Heather R. Higgins; 54 255 E. 49th St., Suite 23D New York, NY 10017	Director	Since 2006; Term expires 2014

Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves (or had served) on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves as a member of the Hoover Institution (from 2001 to 2007 and since 2009).

				Ms. Higgins is a director or trustee of 12 investment companies (consisting of 44 portfolios) for which UBS Global AM serves as investment advisor or manager.	None

45

Global High Income Fund Inc.
Supplemental information (unaudited)

Officers:

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph Allessie*; 48	Vice President and Assistant Secretary	Since 2005

Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) at UBS Global AM—Americas region. Mr. Allessie is a vice president and assistant secretary of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM serves as investment advisor or manager.

Rose Ann Bubloski*; 45	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) (prior to which she was an associate director) and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was vice president at Cohen & Steers Capital Management, Inc. (investment manager) (from 2007 to 2008). She is vice president and assistant treasurer of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mark E. Carver*; 50	President	Since 2010

Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver joined a predecessor of an affiliated firm in 1985 and has been with UBS Global AM—Americas region (or its affiliates) since 1996. Mr. Carver is president of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM serves as investment advisor or manager.

Thomas Disbrow*; 47	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)

Mr. Disbrow is a managing director (since 2011) (prior to which he was an executive director) (since 2007) and head of North America Fund Treasury (since 2011) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM serves as investment advisor or manager.

Michael J. Flook*; 48	Vice President and Assistant Treasurer	Since 2006

Mr. Flook is a director (since 2010) (prior to which he was an associate director) (since 2006) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Flook is a vice president and assistant treasurer of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM serves as investment advisor or manager.

Christopher S. Ha*; 33	Vice President and Assistant Secretary	Since 2012

Mr. Ha is a director and associate general counsel (since 2012) at UBS Global AM – Americas region. Prior to joining UBS Global AM – Americas region, Mr. Ha was of counsel at Buhler, Duggal & Henry LLP (law firm) (from March 2012 to July 2012) and an associate attorney at Dechert LLP (law firm) (from 2007 to 2009). Mr. Ha is a vice president and assistant secretary of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM serves as investment advisor or manager.

46

Global High Income Fund Inc.
Supplemental information (unaudited)

Officers (continued):

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mark F. Kemper**; 55	Vice President and Secretary	Since 2004

Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He has been secretary of UBS Global AM—Americas region (since 2004), secretary of UBS Global Asset Management Trust Company (since 1993) and secretary of UBS AM Holdings (USA) Inc. (since 2001). Mr. Kemper is vice president and secretary of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM serves as investment advisor or manager.

Joanne M. Kilkeary*; 45	Vice President and Assistant Treasurer	Since 2004

Ms. Kilkeary is an executive director (since March 2013) (prior to which she was a director) (since 2008) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM serves as investment advisor or manager.

Tammie Lee*; 42	Vice President and Assistant Secretary	Since 2005

Ms. Lee is an executive director (since 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS Global AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM serves as investment advisor or manager.

Joseph McGill*†††; 51	Vice President and Chief Compliance Officer	Since 2004

Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) of UBS Global AM—Americas region. Mr. McGill is a vice president and chief compliance officer of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM serves as investment advisor or manager.

Nancy Osborn*; 47	Vice President and Assistant Treasurer	Since 2007

Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM serves as investment advisor or manager.

Eric Sanders*; 48	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel of UBS Global AM— Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM serves as investment advisor or manager.

Uwe Schillhorn**; 49	Vice President	Since 2004	Mr. Schillhorn is a managing director (since 2010) (prior to which he was an executive director), and head of emerging markets debt (since 2004) of UBS Global AM—Americas region. Mr. Schillhorn is a vice president of two investment companies (consisting of two portfolios) for which UBS Global AM serves as investment advisor or manager.

47

Global High Income Fund Inc.
Supplemental information (unaudited)

Officers (concluded):

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Andrew Shoup*; 57	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c (since 2008). Mr. Shoup is a vice president and chief operating officer of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM serves as investment advisor or manager.

Keith A. Weller*; 52	Vice President and Assistant Secretary	Since 1995	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mandy Yu*; 30	Vice President	Since February 2013	Ms. Yu is an authorized officer (since 2012) and tax compliance manager (since March 2013) of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was a Fund Treasury Manager (from 2012 to March 2013) and a Mutual Fund Administrator (from 2007 to 2012) for UBS Global AM—Americas region. Ms. Yu is a vice president of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM serves as investment advisor or manager.

*	This person’s business address is 1285 Avenue of the Americas, New York, New York 10019-6028.
**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606-2807.
†	Directors are classified into three classes, with the term of office of each class of directors expiring at successive annual meetings, as further described in the preamble to this report section. Officers are appointed by the directors and serve at the pleasure of the Board.
††	Professor Feldberg is deemed an “interested person” of the Fund as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions.
†††	Mr. McGill is expected to cease serving as a vice president and chief compliance officer in January 2014.

48

N.B.—The following privacy notice applies to closed-end fund shares where the investor’s holdings are registered directly with the fund’s transfer agent and not held through an intermediary (e.g., in “street name”).

Privacy Notice
This privacy notice is not a part of the shareholder report.

UBS family of funds privacy notice

This notice describes the privacy policy of the UBS Family of Funds, the PACE Funds and all closed-end funds managed by UBS Global Asset Management (collectively, the “Funds”). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications and other forms or correspondence submitted to the Funds, may include name(s), address, e-mail address, telephone number, date of birth, social security number or other tax identification number, bank account information, information about your transactions and experiences with the Funds, and any affiliation a client has with UBS Financial Services Inc. or its affiliates (“Personal Information”).

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information and to follow established procedures. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information and to comply with applicable laws and regulations.

The Funds may share Personal Information with their affiliates to facilitate the servicing of accounts and for other business purposes, or as otherwise required or permitted by applicable law. The Funds may also share Personal Information with non-affiliated third parties that perform services for the Funds, such as vendors that provide data or transaction processing, computer software maintenance and development, and other administrative services. When the Funds share Personal Information with a non-affiliated third party, they will do so pursuant to a contract that includes provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. In addition to sharing information with non-affiliated third parties to facilitate the servicing of accounts and for other business purposes, the Funds may disclose Personal Information to non-affiliated third parties as otherwise required or permitted by applicable law. For example, the Funds may disclose Personal Information to credit bureaus or regulatory authorities to facilitate or comply with investigations; to protect against or prevent actual or potential fraud, unauthorized transactions, claims or other liabilities; or to respond to judicial or legal process, such as subpoena requests.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them (or affirmatively approve the use of Personal Information, if required by applicable law). The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

Privacy Notice
This privacy notice is not a part of the shareholder report.

49

This page intentionally left blank.

50

This page intentionally left blank.

51

This page intentionally left blank.

52

Trustees
Richard Q. Armstrong Chairman Alan S. Bernikow Richard R. Burt	Meyer Feldberg Bernard H. Garil Heather R. Higgins

Principal Officers
Mark E. Carver President Mark F. Kemper Vice President and Secretary	Thomas Disbrow Vice President and Treasurer

Investment Manager and
Administrator
UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter
UBS Global Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

© UBS 2013. All rights reserved.

UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, NY 10019-6028

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: Alan S. Bernikow. Mr. Bernikow is independent as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:
For the fiscal years ended October 31, 2013 and October 31, 2012, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $69,564 and $68,200, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:
In each of the fiscal years ended October 31, 2013 and October 31, 2012, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $4,444 and $4,800, respectively.

Fees included in the audit-related category are those associated with (1) the reading and providing of comments on the 2013 and 2012 semiannual financial statements, and (2) review of the consolidated 2012 and 2011 report on the profitability of the UBS Funds to UBS Global Asset Management (Americas) Inc. and its affiliates to assist the board members in their annual advisory/administration contract reviews.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:

In each of the fiscal years ended October 31, 2013 and October 31, 2012, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $6,142 and $4,825, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)

All Other Fees:
In each of the fiscal years ended October 31, 2013 and October 31, 2012, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)

(1) Audit Committee Pre-Approval Policies and Procedures:
The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of May 12, 2004-with revisions through July 2013)” (the “charter”). The charter contains the audit committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit] Committee shall:

…

2. Pre-approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Global [Asset Management (Americas) Inc. (“UBS Global AM”)] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund’s officers).

_______________

1 The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2013 and October 31, 2012 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2013 and October 31, 2012 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2013 and October 31, 2012 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2013 and October 31, 2012 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2013 and October 31, 2012 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2013 and October 31, 2012 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	For the fiscal year ended October 31, 2013, if greater than 50%, specify the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y. According to E&Y, such amount was below 50%; therefore disclosure item not applicable for this filing.

(g)	For the fiscal years ended October 31, 2013 and October 31, 2012, the aggregate fees billed by E&Y of $134,421 and $239,287, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2013	2012
Covered Services	$10,586	$9,625
Non-Covered Services	123,835	229,662

(h)	The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of the following board members: Mr. Armstrong, Mr. Bernikow, Mr. Burt, Mr. Garil and Ms. Higgins.

Item 6. Investments.

       (a) Included as part of the report to shareholders filed under Item 1 of this form.

       (b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s Board of Directors believes that the voting of proxies on securities held by the registrant is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the registrant’s advisor. Following is a summary of the proxy voting policy of the advisor.

CORPORATE GOVERNANCE PHILOSOPHY, VOTING GUIDELINES AND POLICY SUMMARY

The proxy voting policy of UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) is based on its belief that voting rights have economic value and should be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain principles which provide evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM’s proxy voting policy.

When UBS Global AM’s view of a company’s management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM’s view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM generally exercises voting rights in accordance with the following principles: (1) with respect to board structure, (a) the roles of chairman and chief executive generally should be separated, (b) board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of management of the company, and (c) the board should include executive and non-executive members and the non-executive members should provide a challenging, but generally supportive environment; and (2) with respect to board responsibilities, (a) the whole board should be fully involved in endorsing strategy and in all major strategic decisions, and (b) the board should ensure that, among other things, at all times the interests of executives and shareholders are aligned and the financial audit is independent and accurate. In addition, UBS Global AM focuses on the following areas of concern when voting its clients’ securities: economic value resulting from acquisitions or disposals; operational performance; quality of management; independent board members not holding management accountable; quality of internal controls; lack of transparency; inadequate succession planning; poor approach to social responsibility; inefficient management structure; and corporate activity designed to frustrate the ability of shareholders to hold the board accountable or realize the maximum value of their investment. UBS Global AM exercises its voting rights in accordance with overarching rationales outlined by its proxy voting policies and procedures that are based on the principles described above.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing its proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, the UBS Global AM Corporate Governance Committee is required to review and resolve the manner in which such proxy is voted.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	(1) Name – Uwe Schillhorn Title – Vice President Length of Service – Since 2004

     Business Experience Last 5 Years – Mr. Schillhorn is a managing director (since 2010) (prior to which he was an executive director) and head of emerging markets debt (since 2004) of UBS Global AM. Mr. Schillhorn is a vice president of two investment companies (consisting of two portfolios) for which UBS Global AM serves as investment advisor, sub-advisor or manager.

Information is as of – January 9, 2014

       (a) (2) (i) Portfolio Manager

               Uwe Schillhorn

       (a) (2) (ii) (A) Registered Investment Companies

                       The portfolio manager is responsible for 3 additional Registered Investment Companies (not including the registrant) totaling approximately $193 million as of October 31, 2013.

       (a) (2) (ii) (B) Other Pooled Investment Vehicles

                       The Portfolio Manager is responsible for 17 additional Other Pooled Investment Vehicles totaling approximately $6 billion as of October 31, 2013.

       (a) (2) (ii) (C) Other accounts

                       The Portfolio Manager is responsible for 14 additional accounts totaling approximately $12 billion as of October 31, 2013.

(a) (2) (iii)	Accounts with respect to which an advisory fee is based on the performance of the account as of October 31, 2013.

       The Portfolio Manager is responsible for one account with respect to which the advisory fee is based on the performance of the account, and such account had approximately $280 million in assets as of October 31, 2013.

(a) (2) (iv)	Conflicts.

       The portfolio management team’s management of the registrant and other accounts could result in potential conflicts of interest if the registrant and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the registrant. The portfolio manager and the team of which he is a member manage the registrant and other accounts utilizing a model approach that groups similar accounts within a model portfolio. UBS Global AM manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.
       If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the registrant may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and accounts. To deal with these situations, UBS Global AM has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.
       The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global AM and the registrant have adopted a Code of Ethics that governs such personal trading, but there is no assurance that the Code will adequately address all such conflicts.
       (Information in Item 8(a)(2) is provided as of the Registrant’s fiscal year end of October 31, 2013.)

      (a) (3) Compensation.

       UBS Global AM's compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture with clear accountability. They also align the interests of investment professionals with those of our clients and other stakeholders.

       The total compensation received by the portfolio managers and analysts at UBS Global AM, including the Registrant's portfolio manager, has up to three basic components – a fixed component (base salary and benefits), a variable and discretionary cash component and, for employees whose total compensation exceeds a defined threshold, a variable and discretionary deferred component. These are described in more detail below:

  The fixed component (base salary and benefits) is set with the aim of being competitive in the industry and monitored and adjusted periodically with reference to the relevant local labor market in order to remain so. The fixed component is used to recognize the experience, skills and knowledge that each portfolio manager and analyst brings to their role.
  Variable compensation is determined annually on a discretionary basis. It is correlated with the individual’s financial and non-financial contribution, as assessed through a rigorous performance assessment process, and on the performance of their respective function, of UBS Global AM and of UBS as a whole. As its name implies, variable compensation is subject to change and is delivered in cash and, when over a defined total compensation threshold, deferral vehicles.

  Variable deferred – employees may have a portion of their variable compensation deferred. Amounts deferred are delivered via two deferral vehicles – 75% in the UBS Global AM Equity Ownership Plan (Global AM EOP) and 25% in the Deferred Contingent Capital Plan (DCCP):
  Global AM EOP awards vest over five years with one third of the award vesting in year two, one third in year three and one third in year five, subject to continued service. Through the Global AM EOP, all deferred awards are granted in the form of vehicles aligned to selected UBS Global AM funds, known as Notional Funds (formerly known as Alternative Investment Vehicles or AIVs).
  The DCCP is a new mandatory deferral plan introduced for performance year 2012. Awards under the DCCP vest 100% in year five, subject to continued service.

UBS Global AM believes that not only do these deferral plans reinforce the critical importance of creating long-term business value, with both plans serving as alignment and retention tools.

       UBS Global AM strongly believes that aligning portfolio managers' variable compensation to both the short-term and longer-term performance of their portfolios closely aligns the portfolio managers' interests with those of the firm’s clients. The total annual variable compensation pool available for distribution is generally dependant upon the overall profitability of UBS Group and UBS Global AM.

       The allocation of the variable compensation pool to each portfolio manager is linked to the investment performance of the Registrant versus its benchmark, here a blended benchmark composed of 50% of J.P. Morgan Emerging Markets Bond Index Global and 50% J.P. Morgan Government Bond Index – Emerging Markets Global Diversified, and, where appropriate, peer strategies, over one and three years for Equities and Fixed Income and also over five years for Global Investment Solutions.

       For analysts, variable compensation is, in general, based on the performance of some combination of model and/or client portfolios, generally evaluated over one and three years and coupled with a qualitative assessment of their contribution. This is coupled with a qualitative assessment of their contribution considering factors such as the quality of their research, stock recommendations and their communication within and between teams and with portfolio managers.

       (Information in Item 8(a)(3) is provided as of the Registrant’s fiscal year end of October 31, 2013.)

      (a) (4) Dollar Range of Securities of Registrant Beneficially Owned by Portfolio Manager.

       None

       (Information in Item 8(a)(4) is provided as of the Registrant’s fiscal year end of October 31, 2013.)

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

(c)	Disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934, as amended, is attached hereto as Exhibit EX-99.IRANNOTICE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Global High Income Fund Inc.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	January 9, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	January 9, 2014

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	January 9, 2014